                           SPECIAL BUSINESS PROVISIONS

                                    between

                                THE BOEING COMPANY

                                      and

                      TRI-STAR ELECTRONICS INTERNATIONAL, INC.




                             Number STD-6-5632-0097

                            SPECIAL BUSINESS PROVISIONS
                                 TABLE OF CONTENTS

Section                 Item
-------                 ----
1.0                     DEFINITIONS
2.0                     PURCHASE ORDER NOTE
3.0                     PRICES
3.1                     Product Pricing
3.2                     Manufacturing Configuration Baseline
3.3                     Packaging
4.0                     GOVERNING QUALITY
                        ASSURANCE REQUIREMENT
5.0                     APPLICABLE LAW/JURISDICTION
6.0                     PRODUCT ASSURANCE
7.0                     PAYMENT
7.1                     Recurring Cost
7.2                     Non-Recurring Cost
8.0                     ACCEL/DECEL AT NO COST
9.0                     NOTICES
9.1                     Addresses
10.0                    OBLIGATION TO PURCHASE AND SELL
11.0                    COST Changes to the Statement of Work
12.2                    Computation AND FINANCIAL PERFORMANCE VISIBILITY
12.0                    CHANGES
12.1                    of Equitable Adjustment
12.3                    Obsolescense
12.4                    Change Absorption
12.5                    Planning Schedule
12.6                    Value Engineering
12.7                    Reduction in Quantity to be Delivered
13.0                    SPARES AND OTHER PRICING
13.1                    Spares
13.2                    Short Flow Production Requirements
13.3                    Tooling

                                     ii


Section                 Item
13.4                    Pricing of Boeing's Supporting Requirements
13.5                    Pricing of Requirements for Modification or
                        Retrofit
13.6                    Similar to Pricing
14.0                    STATUS REPORTS/REVIEWS
15.0                    FOREIGN PROCUREMENT REPORT
16.0                    BOEING FURNISHED MATERIEL
17.0                    ASSIGNMENT
18.0                    Not Applicable
19.0                    Not Applicable
19.1                    Not Applicable
19.2                    Not Applicable
19.3                    Not Applicable
19.4                    Not Applicable
20.0                    Not Applicable
21.0                    Not Applicable
22.0                    Not Applicable
23.0                    Not Applicable
24.0                    Not Applicable
25.0                    Not Applicable
26.0                    Not Applicable


Attachment 1            Work Statement and Pricing
Attachment 2            Foreign Procurement Report
Attachment 3            Rates and Factors
Attachment 4            Boeing AOG Coverage
Attachment 5            Boeing AOG/Critical Shipping Notification
Attachment 6            Not Applicable
Attachment 7            Not Applicable
Attachment 8            Precious Metals Abnormal Escalation Charges

                                      AMENDMENTS

AMEND
NUMBER              DESCRIPTION              DATE                APPROVAL

                             SPECIAL BUSINESS PROVISIONS


THESE SPECIAL BUSINESS PROVISIONS are entered into as of July 1, 1998 by and between Tri-Star Electronics, a Delaware corporation with its principal office in El Segundo, California ("Seller"), and The Boeing Company, a Delaware corporation with an office in Seattle, Washington, acting by and through its division the Boeing Commercial Airplane Group ("Boeing").


                                       RECITALS

A. Boeing and Seller entered into a General Terms Agreement GTA BCA-6-5632-0032 dated July 1, 1998 (the "Agreement") which is incorporated herein and made a part hereof by this reference, for the sale by Seller and purchase by Boeing of Products.

B. Boeing and Seller desire to include these special business provisions ("SBP") relating to the sale by Seller and purchase by Boeing of Products.

Now, therefore, in consideration of the mutual covenants set forth herein, the parties agree as follows:

                             SPECIAL BUSINESS PROVISIONS

1.0     DEFINITIONS
        The definitions used herein shall be the same as used in the Agreement.

2.0     PURCHASE ORDER NOTE
        The following note shall be contained in any Order to which this SBP is applicable:

            This Order is subject to and incorporates by this reference SBP STD-6-5632-0097 between The Boeing Company and Tri-Star Electronics dated July 1, 1998.

        Each Order bearing such note shall be governed by and be deemed to include the provisions of this SBP.

3.0     PRICES

3.1     PRODUCT PRICING

        The prices and applicable period of performance of Products scheduled for delivery under this SBP are set forth in Attachment 1. Prices are in United States dollars, F.O.B. (El Segundo, California).

3.2     MANUFACTURING CONFIGURATION BASELINE
        Unit pricing for each Product or part number shown in Attachment 1 is based on the latest revisions of the engineering drawings or specifications at the time of the signing of this SBP.

3.3     PACKAGING
        The prices shown in Attachment 1 include packaging costs and all materials and labor required to package Products identified in Attachment 1. Packaging shall be furnished by the Seller in accordance with Document M6-1025, Volume II, "Supplier Part Protection Guide" or Document D200-10038-2 "Supplier Packaging Requirements" as applicable. In the case of Products to be shipped directly to Customers, A.T.A. Specification 300 "Specification for Packaging of Airline Supplies" shall apply unless otherwise directed by Boeing.

4.0     GOVERNING QUALITY ASSURANCE REQUIREMENT
        Pick the appropriate governing document for applicable procurement package

        All work performed under this SBP shall be in accordance with the following applicable documents which are incorporated herein and made a part hereof by this reference:

        Document D1-9000 Rev A., "Advanced Quality System", Basic Quality System as amended from time to time.

5.0     APPLICABLE LAW JURISDICTION
        Each Order, including all matters of construction, validity and performance, shall in all respects be governed by, and construed and enforced in accordance only with the law of the State of Washington as applicable to contracts entered into and to be performed wholly within such STATE between citizens of such STATE, without reference to any rules governing conflicts of law. Seller hereby irrevocably consents to and submits itself exclusively to the jurisdiction of the applicable courts of the STATE and the federal courts therein for the purpose of any suit, action or other judicial proceeding arising out of or connected with any Order or the performance or subject matter thereof. Seller hereby waives and agrees not to assert by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that (a) Seller is not personally subject to the jurisdiction of the above-named courts, (b) the suit, action or proceeding is brought in an inconvenient forum or (c) the venue of the suit, action or proceeding is improper.

6.0     PRODUCT ASSURANCE

6.1     GOVERNING DOCUMENT
        Seller acknowledges that Boeing and Customers must be able to rely on each Product performing as specified and that Seller will provide all required support. Accordingly, the following provisions and document(s) are incorporated herein and made a part hereof:

        Seller warrants to Boeing and Customers that Products shall: (a) conform in all respects to all the requirements of the Order; (b) be free from all defects in materials and workmanship; and (c) to the extent not manufactured pursuant to detailed designs furnished by Boeing, be free from all defects in design and be fit for the intended purposes.

7.0     PAYMENT

7.1     RECURRING PRICE
        Unless otherwise provided in the applicable Order, payment of the recurring price shall be made in accordance with Form X-27981 "Pay From Receipt - Additional Terms and Conditions Regarding Invoicing and Payment". Payment terms shall be net thirty (30) days except as otherwise agreed to by the parties. All payments are subject to adjustment for shortages, credits and rejections.

7.2     NON-RECURRING PRICE/SPECIAL CHARGES
        Unless otherwise provided in the applicable Order, any non-recurring price payable by Boeing under Attachment 1 shall be paid within the term discount period or thirty (30) calendar days (whichever is later) after receipt by Boeing of both acceptable Products and a correct invoice.

8.0     ACCELERATION/DECELERATION AT NO COST
        Notwithstanding GTA Section 10.0, Boeing may make changes in the delivery schedule without additional cost or change to the unit price stated in the applicable Order if (a) the delivery date of the Product under such Order is on or before the last date of contract, if applicable, and (b) Boeing provides Seller with written notice of such changes.

9.0     NOTICES

9.1     ADDRESSES
        Notices and other communications shall be given in writing by personal delivery, United States mail, express delivery, telegram, facsimile, or electronic transmission addressed to the respective party as follows:

        To Boeing:       Attention: Buyer: John Pregent  M/S 38-FW
                         BOEING COMMERCIAL AIRPLANE GROUP
                         MATERIEL DIVISION
                         P.O. Box 3707
                         Seattle, Washington  98124-2207

        To Seller:       Attention: Ken Thomas
                         Tri-Star Electronics Int'l Inc.
                         2201 Rosecrans Avenue
                         El Segundo, CA  90245

10.0    OBLIGATION TO PURCHASE AND SELL

        Boeing and Seller agree that in consideration of the prices set forth under Attachment 1, Boeing shall issue Orders for Products from time to time to Seller for Boeing's requirements. Such Products shall be shipped at any scheduled rate of delivery, as determined by Boeing, and Seller shall sell to Boeing Boeing's requirements of such Products, provided that, without limitation on Boeing's right to determine its requirements, Boeing shall not be obligated to issue any Orders for any given Product if:

        A.  Any of Boeing's customers specify an alternate product;

        B. Such Product is, in Boeing's reasonable judgment, not technologically competitive at any time, for reasons including but not limited to the availability of significant changes in technology, design, materials, specifications, or manufacturing processes which result in a reduced price or weight or improved appearance, functionality, maintainability or reliability;

        C. Boeing gives reasonable notice to Seller of a change in any of Boeing's aircraft which will result in Boeing no longer requiring such Product for such aircraft;

        D. Seller has materially defaulted in any of its obligations under any Order, whether or not Boeing has issued a notice of default to Seller pursuant to GTA Section 13.0; or,

        E. Boeing reasonably determines that Seller cannot support Boeing's requirements for Products in the amounts and within the delivery schedules Boeing requires.

11.0    COST AND FINANCIAL PERFORMANCE VISIBILITY

11.1    COST AND PERFORMANCE VISIBILITY AND REVIEWS
        When requested by Boeing, Seller shall provide all necessary cost support data, source documents for direct and indirect costs, and assistance at the Seller's facility in support of cost and performance reviews performed by the parties pursuant to any Order or cost improvement program.

11.2    FINANCIAL PERFORMANCE VISIBILITY
        Seller shall provide financial data, on a quarterly basis, or as requested, to Boeing's Credit Office for credit and financial condition reviews. Said data shall include but not be limited to balance sheets, schedule of accounts payable and receivable, major lines of credit, creditors, income statements (profit and loss), cash flow statements, firm backlog, and head counts. Copies of such data are to be made available within 72 hours of any written request by Boeing. This data is required in addition to the cost data provided pursuant to GTA
        Section 9.0. All such information shall be treated as confidential in accordance with GTA Section 20.0.

12.0    CHANGES

12.1    CHANGES TO THE STATEMENT OF WORK
        Boeing may direct Seller within the scope of the applicable Order and in accordance with the provisions of GTA Section 10.0, to increase or decrease the work to be performed by the Seller in the manufacture of any Product.

12.2    COMPUTATION OF EQUITABLE ADJUSTMENT Not Applicable

12.3    OBSOLESCENCE
        Claims for obsolete or surplus material and work-in-process created by change orders issued pursuant to this Section shall be subject to the procedures set forth in GTA Section 12.0, except that Seller may not submit a claim for obsolete or surplus material resulting from an individual change order that has a total claim value of twenty-five hundred Dollars ($2,500.00) or less. Payment for obsolete or surplus materials shall be made by check deposited as first class mail to the address designated by Seller in SBP Section 9.1. Payment will be made on the tenth (10th) day of the month following the month of the obsolescence claim settlement.

12.4    CHANGE ABSORPTION Not Applicable

12.5    PLANNING SCHEDULE
        Any planning schedule or quantity estimate provided by Boeing shall be used solely for production planning. Boeing may purchase Products in different quantities and specify different delivery dates as necessary to meet Boeing's requirements. Such planning schedule and quantity estimate shall be subject to adjustment from time to time. Any such adjustment is not a change under GTA Section 10.0.

12.6 VALUE ENGINEERING, WEIGHT REDUCTION, LEAN MANUFACTURING AND RAW MATERIAL COST IMPROVEMENT

12.6.1  VALUE ENGINEERING
        Seller may from time to time submit proposals to Boeing to change drawings, designs, specifications or other requirements that:

        a.  decrease Seller's performance costs; or

        b. produce a net reduction in the cost to Boeing of installation, operation, maintenance or production of the Product.

        Provided, that such change shall not impair any essential functions or characteristics of the Products or Tooling.

12.6.1.1    SUBMISSION OF PROPOSAL
            Proposals shall be submitted to Boeing's Materiel Representative. Boeing shall not be liable for any delay in acting upon a proposal. Boeing's decision to accept or reject any proposal shall be final. If there is a delay and the net result in savings no longer justifies the investment, Seller will not be obligated to proceed with the change. Seller has the right to withdraw, in whole or in part, any proposal not accepted by Boeing within the time period specified in the proposal. Seller shall submit, as a minimum, the following information with the proposal:

            a. description of the difference between the existing requirement and the proposed change, and the comparative advantages and disadvantages of each;

            b. the specific requirements which must be changed if the proposal is adopted;

            c.      the cost savings and Seller's implementation costs;

            d. Each proposal shall include the need dates for engineering release and the time by which a proposal must be approved so as to obtain the maximum cost reduction.

12.6.1.2    ACCEPTANCE AND COST SHARING
            Boeing may accept, in whole or in part, any proposal by issuing a change order. Until such change has been issued, Seller shall remain obligated to perform in accordance with the terms and requirements of the original Order as written. Boeing and Seller shall share the savings as follows:

               (50%) savings to Boeing;
               (50%) savings to Seller.

            Seller shall include with each proposal verifiable cost records and other data as required by Boeing for proposal review and analysis.

            Each party shall be responsible for its own implementation costs, including but not limited to non-recurring costs.

12.6.1.3    COST SAVINGS COMPUTATION
            A change order shall be issued by Boeing and the unit price shall be reduced in an amount equal to the savings portion attributable to Boeing as set forth above. The applicable unit price as set forth in Attachment 1 Statement of Work shall be amended to reflect such change.

               EXAMPLE:
               --------
               Current Price:                     $600.00
               Proposed Cost Savings:             $100.00/unit
               Boeing's Percentage:               50.0%
               Seller's Percentage:               50.0%

            STEP BY STEP COMPUTATION:
            1. $100.00 unit savings x 50.0% Boeing's percentage of savings =
               $50.00 Boeing savings.

            2. $100.00 unit savings x 50.0% Seller's percentage of savings =
               $50.00 Seller savings.

            3. Net affect to the unit cost = $50.00

               New Unit Price For Units - $550.00

12.6.2  WEIGHT REDUCTION PROPOSALS
        Seller is encouraged to submit proposals to Boeing that reduce the Product's weight without impairing any essential functions or characteristics of the Product.

        Seller shall submit such proposals in accordance with SBP Section 12.6.1 above. The amount of any costs or savings that result from a weight reduction proposal shall be agreed by Boeing and Seller. Seller shall include with each proposal verifiable cost records and other data as required by Boeing for proposal review and analysis.

        Boeing may accept in whole or in part, any such proposal by issuing a change order to the applicable Order.

12.6.3  LEAN MANUFACTURING/PROCESS IMPROVEMENT
        Boeing and Seller agree to work together to identify areas of improvement which affect the manufacturing and assembly process at Seller's facility and/or Seller's subcontractor's facilities. Manufacturing and assembly processes include but are not limited to inventory turn rates, leadtime reductions, contracting strategies, setup reductions and lot size reductions. Boeing and Seller agree to use the following metrics to evaluate improvement:
        i) Inventory Turns, defined as Annual Costs of Goods Sold/Inventory Value; ii) Productivity, defined as Annual Sales/Average Employee Count; and, iii) Asset Turnover, defined as Annual Sales/Total Assets. Additional metrics may be added and evaluated as agreed to by the parties. Where Boeing and Seller can identify areas of improvement, beyond those previously anticipated, identified and documented in the contract price, the parties will determine the amount of savings which will result from the improvements and share the savings as set forth in 12.6.1.2 above. Where a savings is identified and documented, the parties agree to reduce the Product unit price by that amount apportioned to Boeing as identified above.

12.6.4  RAW MATERIAL COST IMPROVEMENT
        In the event Boeing implements a program to address raw material issues affecting the subcontractor base, Seller agrees to support Boeing by identifying areas of improvement involving raw materials. When requested by Boeing, Seller shall identify usage, leadtime, contractual impediments or any other factor which may affect Boeing's ability to implement raw material program improvements. Boeing's program to improve leadtime and price for raw material is intended to support all divisions, subsidiaries and affiliates of The Boeing Company.

        Where savings are identified and documented, the parties agree to reduce the Product's unit price by the corresponding reduction in raw material price plus the applicable reduction in the corresponding mark-ups. These reductions shall be incorporated on the first delivery of applicable Product(s) which incorporate the revised pricing for raw material or as otherwise agreed to by the parties in writing.

        The implementation of these programs by Boeing and Seller's participation in these programs shall not impair, prejudice or relieve Seller of its obligations under any applicable Order.

12.7    REDUCTION IN QUANTITY TO BE DELIVERED  Not Applicable

13.0    SPARES AND OTHER PRICING

13.1    SPARES
        For purposes of this Section, the following definitions shall apply:

        A. AIRCRAFT ON GROUND (AOG) - means the highest Spares priority. Seller will expend best efforts to provide the earliest possible delivery of any Spare designated AOG by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven days a week and use of premium transportation. Seller shall specify the delivery date and time of any such AOG Spare within two (2) hours of receipt of an AOG Spare request.

        B. CRITICAL - means an imminent AOG work stoppage. Seller will expend best efforts to provide the earliest possible delivery of any Spare designated Critical by Boeing. Such effort includes but is not limited to working two (2) shifts a day, five (5) days a week and use of premium transportation. Seller shall specify the delivery date and time of any such Critical Spare within the same working day of receipt of a Critical Spare request.

        C. EXPEDITE (CLASS I) - means a Spare required in less than Seller's normal leadtime. Seller will expend best efforts to meet the requested delivery date. Such effort includes but is not limited to working overtime and use of premium transportation.

        D. ROUTINE (CLASS III) - means a Spare required in Seller's normal leadtime.

        E. POA REQUIREMENT (POA) - means any detail component needed to replace a component on an End Item Assembly currently in Boeing's assembly line process. Seller shall expend best efforts feasible to provide the earliest possible delivery of any Spare designated as POA by Boeing. Such effort includes but is not limited to working twenty-four (24) hours a day, seven days a week and use of premium transportation. Seller shall specify the delivery date and time of any such POA within two (2) hours of an AOG Spare request.

        F. IN-PRODUCTION - means any Spare with a designation of AOG, Critical, Expedite, Routine, POA or End Item Assembly which is in the current engineering configuration for the Product and is used on a model aircraft currently being manufactured by Boeing.

        G. NON-PRODUCTION REQUIREMENTS - means any Spare with a designation of AOG, Critical, Expedite and Routine requirements which is used on model aircraft no longer being manufactured by Boeing (Post Production) or is in a non-current engineering configuration for the Product (Out of Production).

        H.  BOEING PROPRIETARY SPARE - means any Spare which is manufactured
            (i) by Boeing, or (ii) to Boeing's detailed designs with Boeing's authorization or (iii) in whole or in p art using Boeing's Proprietary Materials.

13.1.1  SPARES SUPPORT
        Seller shall provide Boeing with a written Spares support process describing Seller's plan for supporting AOG and Critical commitments and manufacturing support. The process must provide Boeing with the name and number of a twenty-four (24) hour contact for coordination of AOG and Critical requirements. Such contact shall be equivalent to the coverage provided by Boeing to its Customers as outlined in Attachment 4 "Boeing AOG Coverage" which is incorporated herein and made a part hereof by this reference.

        Seller shall notify Boeing as soon as possible via fax, telecon, or as otherwise agreed to by the parties of each AOG and Critical requirement shipment using the form identified in Attachment 5 "Boeing AOG and Critical Shipping Notification". Such notification shall include time and date shipped, quantity shipped, Order, pack slip, method of transportation and air bill if applicable. Seller shall also notify Boeing immediately upon the discovery of any delays in shipment of any requirement and identify the earliest revised shipment possible.

13.1.2  RECLASSIFICATION OR RE-EXERCISES
        Boeing may on occasion, instruct Seller to re-prioritize or reclassify an existing requirement in order to improve or otherwise change the established shipping schedule. Seller shall expend the effort required to meet the revised requirement as set forth above in the definitions of the requirements. Seller's commitment of a delivery schedule shall be given in accordance with that set forth above for the applicable classification but in no case shall it exceed twenty-four (24) hours from notification by Boeing.

SPECIAL BUSINESS PROVISIONS

13.1.3  SPARE PRICING
        Except as set forth in subsections 13.1.3.1 and 13.1.3.2 below, the price for {{Boeing Proprietary}} Spare(s) shall be the same as the production price for the Products as listed on Attachment 1, in effect at the time the Spare(s) are ordered. Detail parts shall be priced so that the sum of the prices for all detail parts of an End Item Assembly equals the applicable recurring portion of the End Item Assembly.

13.1.4  SPECIAL HANDLING
        The price for all effort associated with the handling and delivery of Spare(s) is deemed to be included in the price for such Spare(s). Provided, that if Boeing directs delivery of Spares to an F.O.B. point other than Seller's plant, Boeing shall reimburse Seller for shipping charges, including insurance, paid by Seller from the plant to the designated F.O.B. point. Such charges shall be shown separately on all invoices.

13.2    SHORT FLOW PRODUCTION REQUIREMENTS
        Boeing shall pay no expedite charges for production requirements released less than Seller's current Re-Order Leadtime (ROLT). Seller agrees to support Boeing's short flow requirements with its best effort.

13.3    TOOLING

13.3.1  RESPONSIBLE PARTY
        Seller shall absorb all costs for Tooling manufactured and/or purchased by Seller necessary for the manufacture and delivery of the Products including but not limited to rework, repair and maintenance of the Tooling.

13.3.2  BOEING FURNISHED TOOLING
        In the event Boeing furnishes Tooling to Seller, Seller shall comply with the Terms and Conditions applicable to the Blanket Tooling Purchase Control Order. No repair, replacement or rework of such Tooling shall be performed without Boeing's prior written consent. Boeing shall notify Seller of any action required for discrepant Tooling.

13.4    PRICING OF BOEING'S SUPPORTING REQUIREMENTS
        Any Products required to assist Boeing's supporting requirements, including but not limited to requirements for color and appearance samples, Boeing-owned simulators, test requirements, factory support, flight test spares will be provided for not more than the applicable price as set forth in Attachment 1.

13.5    PRICING OF REQUIREMENTS FOR MODIFICATION OR RETROFIT
        Any Products required by Boeing to support a modification or retrofit program shall be provided for not more than the applicable price as set forth in Attachment 1.

13.6    SIMILAR PRICING
        New Products ordered by Boeing that are similar to or within Product families of Products currently being manufactured by Seller shall be priced using the same methodology or basis as that used to price the existing Product(s).

14.0    STATUS REPORTS/REVIEWS
        When requested by Boeing, Seller shall update and submit, as a minimum, monthly status reports on data requested by Boeing using a method mutually agreed upon by Boeing and Seller.

        When requested by Boeing, Seller shall provide to Boeing a manufacturing milestone chart identifying the major purchasing, planning and manufacturing operations for the applicable Product(s).

        Upon request by Boeing, program review(s) may be held between the parties. The location of such review shall be mutually agreed to by the parties. The purpose of the review is to improve communication and understanding between the parties to ensure program success.

15.0 MARKET ACCESS/INTERNATIONAL COOPERATION/BUSINESS STRATEGIES FOREIGN PROCUREMENT REPORT

        Seller agrees to work with Boeing to develop a contracting strategy which supports Boeing's Market Access and International Business Strategy. Boeing and Seller agree to work together to identify suppliers and countries where Seller may subcontract in support of Boeing's Market Access and International Business Strategy. Prior to releasing any request for proposal to a subcontract or to support Boeing's offset or business strategy, Seller shall coordinate with Boeing.

        Seller shall document on Attachment 2 all offers to contract and executed contracts with such subcontractors including the dollars contracted. Seller shall provide to Boeing with an updated copy of Attachment 2 for the six-month periods ending June 30 and December 31 of each year. The reports shall be submitted on the 1st of August and the 1st of February respectively.

16.0    BOEING FURNISHED MATERIAL  Not Applicable

17.0    ASSIGNMENT AND THIRD PARTY PRICING

17.1    ASSIGNMENT
        Boeing and Seller agree that Boeing may, in its discretion, assign, in part or in whole, its purchasing obligations under the Agreement or any Order, as applicable, at the prices set forth in Attachment 1 thereof. Boeing reserves the right to rescind its assignment at anytime.

        Boeing's assignment of purchasing obligation includes scheduling, issuance of Order(s), receival and inspection of Products, acceptance or rejection of Products, payment for accepted Products, and ensuring conformance to the quality assurance system requirements.

        Boeing shall retain all other rights and obligations pursuant to the applicable terms and conditions. In addition, Boeing reserves the right, where necessary, to coordinate with and mediate between Seller and any assignee regarding such assignment.

        In the event Boeing assigns its purchasing obligations pursuant to 17.0, Boeing shall remain liable if the assignee fails to make payments under the terms of this Agreement.

17.2    THIRD PARTY PRICING
        SELLER agrees to sell products defined in Attachment 1, "PRICING and LEADTIME", to a third party or parties which may be designated by the BUYER within the duration of this contract at the same pricing afforded to Boeing when said requirements are in support of Boeing purchase orders, i.e., for work the third party is performing under Boeing purchase orders. The terms and conditions governing the sale between Seller and the third party shall be agreed to between the Seller and the third party.

18.0  INVENTORY AT CONTRACT COMPLETION  Not Applicable

19.0  OWNERSHIP OF INTELLECTUAL PROPERTY  Not Applicable

19.1  TECHNICAL WORK PRODUCT  Not Applicable

19.2  INVENTIONS AND PATENTS  Not Applicable

19.3  WORKS OF AUTHORSHIP AND COPYRIGHTS  Not Applicable

19.4  PRE-EXISTING INVENTIONS AND WORKS OF AUTHORSHIP  Not Applicable

20.0  ADMINISTRATIVE AGREEMENTS  Not Applicable

21.0  GUARANTEED WEIGHT REQUIREMENTS  Not Applicable

22.0  SUPPLIER DATA REQUIREMENTS  Not Applicable

23.0  DEFERRED PAYMENT  Not Applicable

24.0  SOFTWARE PROPRIETARY INFORMATION RIGHTS  Not Applicable

25.0  CONFIGURATION CONTROL OF SCD PRODUCTS  Not Applicable

26.0  INFRINGEMENT  Not Applicable


EXECUTED in duplicate as of the date and year first set forth above by the duly authorized representatives of the parties.

THE BOEING COMPANY                     TRI-STAR INT'L INC.
By and Through its Division               2201 Rosecrans Ave.
Boeing Commercial Airplane Group          El Segundo, California  90245


Name: /s/ John Pregent                 Name: /s/ [illegible]
      ----------------------------           ----------------------------

Title: Contracts Administrator         Title: President
       ---------------------------            ---------------------------

Date: 7-14-98                          Date: 7-15-98
      ----------------------------           ----------------------------

                                                               ATTACHMENT 1 TO
                                                   SPECIAL BUSINESS PROVISIONS

                          WORK STATEMENT AND PRICING

The price for products to be delivered through June 30, 2003 shall be as follows:

Part Number/Family             Lead Time        Description           Price
-----------------------        ---------        -----------          -------
001-9007-001                   8 Weeks          Contact              $0.8200
118-2020-074                   8 Weeks          Contact              $0.1638
31A2016-035                    10 Weeks         Contact              $0.7200
316-1616-634                   14 Weeks         Contact              $0.3800
316-1620-634                   14 Weeks         Contact              $0.3840
316-2020-192                   8 Weeks          Contact              $0.2250
316-2222-634                   8 Weeks          Contact              $0.0895
318-1616-253 (590290-7)        12 Weeks         Contact              $0.5950
318-2016-035                   12 Weeks         Contact              $0.5007
318-2020-252                   14 Weeks         Contact              $0.4320
5000-070-0116                                   Contact                     buy sub part M39029-9-516
5000-070-0216                                   Contact                     buy sub part M39029-9-517
5100-108-0216                                   Contact                     buy sub part M39029-10-522
5000-179-16-1                                   Contact                     buy sub part 318-1616-253
BACC47CN1A                     8 Weeks          Contact              $0.1950
BACC47CN1S                     8 Weeks          Contact              $0.0960
BACC47CN3                      8 Weeks          Contact              $0.2765
BACC47CP1S                     8 Weeks          Contact              $0.1152
BACC47CP2T                     8 Weeks          Contact              $0.2592
BACC47CP3T                     8 Weeks          Contact              $0.3802
BACC47DE1A                     12 Weeks         Contact              $0.1571
BACC47DE3A                     14 Weeks         Contact              $0.5850
BACC47DE4A                     8 Weeks          Contact              $0.1536
BACC47DE5A                     10 Weeks         Contact              $0.1537
BACC47DE6A                     10 Weeks         Contact              $0.1399
BACC47DE7A                     8 Weeks          Contact              $0.1382
BACC47DE8A                     8 Weeks          Contact              $0.1476
BACC47DJ1                      8 Weeks          Contact              $0.2280
BACC47DJ2                      10 Weeks         Contact              $0.3024
BACC47DP1                      10 Weeks         Contact              $0.3024
BACC47DP2                      14 Weeks         Contact              $0.5760
BACC47DP3                      12 Weeks         Contact              $2.1600
BACC47DP4                      14 Weeks         Contact              $2.4000
BACC47DP5                      14 Weeks         Contact              $2.5900
BACC47DR1                      10 Weeks         Contact              $0.3888
BACC47DR2                      14 Weeks         Contact              $1.8000

                                                               ATTACHMENT 1 TO
                                                   SPECIAL BUSINESS PROVISIONS

                          WORK STATEMENT AND PRICING

The price for products to be delivered through June 30, 2003 shall be as follows:

Part Number/Family             Lead Time        Description           Price
-----------------------        ---------        -----------          -------
BACC47DR3                      12 Weeks         Contact              $2.1600
BACC47DR4                      14 Weeks         Contact              $3.3600
BACC47DR5                      14 Weeks         Contact              $3.8400
BACC47EF1                      8 Weeks          Contact              $0.0778
BACC47EF2                      8 Weeks          Contact              $0.1210
BACC47EF4                      14 Weeks         Contact              $0.7200
BACC47EG1                      8 Weeks          Contact              $0.2112
BACC47EG2                      8 Weeks          Contact              $0.1900
BACC47EG4                      12 Weeks         Contact              $1.1250
BACC47ER1                      8 Weeks          Contact              $0.2851
M39029-1-100                   8 Weeks          Contact              $0.1296
M39029-1-101                   8 Weeks          Contact              $0.0864
M39029-1-102                   8 Weeks          Contact              $0.1296
M39029-1-103                   14 Weeks         Contact              $0.2610
M39029-10-139                  12 Weeks         Contact              $8.0000
M39029-10-141                  12 Weeks         Contact              $5.0000
M39029-10-520                  12 Weeks         Contact              $8.0000
M39029-10-521                  12 Weeks         Contact              $5.4000
M39029-10-522                  12 Weeks         Contact              $6.0000
M39029-11-145                  8 Weeks          Contact              $0.0821
M39029-22-191                  8 Weeks          Contact              $0.1620
M39029-22-192                  8 Weeks          Contact              $0.1710
M39029-29-212                  8 Weeks          Contact              $0.3800
M39029-29-214                  12 Weeks         Contact              $3.0400
M39029-30-217                  14 Weeks         Contact              $0.2400
M39029-30-219                  14 Weeks         Contact              $0.4000
M39029-30-220                  14 Weeks         Contact              $1.2900
M39029-32-248                  10 Weeks         Contact              $0.2400
M39029-4-110                   8 Weeks          Contact              $0.0672
M39029-4-111                   14 Weeks         Contact              $0.0768
M39029-4-113                   12 Weeks         Contact              $0.1920
M39029-5-115                   8 Weeks          Contact              $0.0900
M39029-5-116                   14 Weeks         Contact              $0.1056
M39029-5-118                   12 Weeks         Contact              $0.2400
M39029-56-348                  8 Weeks          Contact              $0.0864
M39029-56-351                  8 Weeks          Contact              $0.1248

                                                               ATTACHMENT 1 TO
                                                   SPECIAL BUSINESS PROVISIONS

                          WORK STATEMENT AND PRICING

The price for products to be delivered through June 30, 2003 shall be as follows:

Part Number/Family             Lead Time        Description           Price
-----------------------        ---------        -----------          -------
M39029-56-352                  12 Weeks         Contact              $0.4100
M39029-57-354                  8 Weeks          Contact              $0.0864
M39029-57-355                  14 Weeks         Contact              $0.3615
M39029-57-356                  14 Weeks         Contact              $0.2400
M39029-57-357                  8 Weeks          Contact              $0.1152
M39029-57-358                  8 Weeks          Contact              $0.2430
M39029-58-360                  8 Weeks          Contact              $0.0540
M39029-58-362                  14 Weeks         Contact              $0.0960
M39029-58-363                  8 Weeks          Contact              $0.0672
M39029-58-364                  8 Weeks          Contact              $0.1260
M39029-63-368                  8 Weeks          Contact              $0.0864
M39029-64-369                  8 Weeks          Contact              $0.0691
M39029-85-455                  12 Weeks         Contact              $5.8500
M39029-85-456                  12 Weeks         Contact              $4.8000
M39029-9-515                   12 Weeks         Contact              $8.0000
M39029-9-516                   12 Weeks         Contact              $5.7500
M39029-9-517                   12 Weeks         Contact              $7.0500
M39029-92-531                                   Contact                     buy sub part 316-2222-634
M39029-92-535                  14 Weeks         Contact              $0.8200
S280W552-107                   10 Weeks         Contact              $1.5000
S280W552-109                   10 Weeks         Contact              $0.9000
S280W552-205                   14 Weeks         Contact              $7.5700
S280W555-916                   8 Weeks          Contact              $0.1890
S280W555-918                   12 Weeks         Contact              $0.6030
S280W555-920                   8 Weeks          Contact              $0.0963

                                                                 ATTACHMENT 2 TO
                                                     SPECIAL BUSINESS PROVISIONS


                           FOREIGN PROCUREMENT REPORT FORM
                                  (Seller to Submit)
                               (Reference Section 15.0)

                                    COMMODITY/         BID            CONTRACTED
SUPPLIER NAME       COUNTRY        NOMENCLATURE        DOLLARS         DOLLARS
-------------       -------        ------------        -------        ----------

                                                                 ATTACHMENT 3 TO
                                                     SPECIAL BUSINESS PROVISIONS


                                  RATES AND FACTORS


The following Rates and Factors shall be used on all price change negotiations during the period of performance of these SBP


                                VARIABLE DATA REQUIRED
                             DEPENDING UPON ORGANIZATION


        Direct Labor Rate                    $
        Manufacturing Burden                   %
        G&A (Gen. Admin. Expense)              %
        Profit                                 %
                                             ---
                    Total Rate


                                                                 ATTACHMENT 4 TO
                                                     SPECIAL BUSINESS PROVISIONS


                                 BOEING AOG COVERAGE


-       NORMAL HOURS BOEING'S MATERIEL REPRESENTATIVE (MATERIEL DIVISION)

            Approximately 5:30 a.m. - 6:00 p.m.

        -   Performs all functions of procurement process.

        -   Manages formal communication with Seller.

-       SECOND SHIFT - AOG PROCUREMENT SUPPORT (MATERIEL DIVISION)

            3:00 p.m. - 11:00 p.m.

        - May place order and assist with commitment and shipping information, working with several suppliers on a priority basis.

        -   Provides a communication link between Seller and Boeing.

- 24 HOUR AOG SERVICE - AOG CUSTOMER REPRESENTATIVE (CUSTOMER SERVICE DIVISION) 544-9000

        -   Support commitment information particularly with urgent orders.

        -   Customer Service Representative needs (if available):

            -  Part Number

            -  Boeing Purchase Order

            -  Airline Customer & customer purchase order number

            -  Boeing S.I.S. #

If Seller is unable to contact any of the above, please provide AOG/Critical shipping information notification via FAX using Boeing AOG/Critical shipping notification form (Attachment 5).

                                                                ATTACHMENT 5 TO
                                                    SPECIAL BUSINESS PROVISIONS

                                    BOEING

                                 AOG/CRITICAL

                             SHIPPING NOTIFICATION

--------------------------------------------------------------------------------

To:  FAX:  (206) 544-9261 or 544-9262       Phone:  (206) 544-9296
            ----------------------------           ----------------------------

Buyer Name:                                 Phone:
            ----------------------------           ----------------------------

From:                                       Today's Date:
            ----------------------------                  ---------------------

--------------------------------------------------------------------------------

Part Number:                                Customer PO:
            ----------------------------                 ----------------------

Customer:                                   Ship Date:
            ----------------------------               ------------------------

Qty Shipped:                                *SIS Number:
            ----------------------------                 ----------------------

Boeing PO:                                  Pack Sheet
            ----------------------------    or Invoice:
                                                        -----------------------
*Airway Bill:
             ---------------------------    *Flight #:
                                                       ------------------------
Carrier:
            ----------------------------

Freight
Forwarder:
            ----------------------------

* If Applicable


Shipped To:  (Check One)    Boeing
                                   --------

                            Direct Ship
                            to Customer
                                        --------

                            Direct Ship
                            to Supplier
                                        --------


Remarks:
          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------

          -------------------------------------------------------------------


                          IF UNABLE TO CONTACT BUYER,
               PLEASE USE THIS FORM TO FAX SHIPPING INFORMATION.

                                                                ATTACHMENT 6 TO
                                                    SPECIAL BUSINESS PROVISIONS

                    SUPPLIER DATA REQUIREMENTS LIST ("SDRL")

                               CUSTOMER SUPPORT

                           (Reference Section 22.0)

                                                                ATTACHMENT 7 TO
                                                    SPECIAL BUSINESS PROVISIONS

                    SUPPLIER DATA REQUIREMENTS LIST ("SDRL")

                                 ENGINEERING

                           (Reference Section 22.0)

                                                              ATTACHMENT 8 TO
                                                  SPECIAL BUSINESS PROVISIONS

                   PRECIOUS METALS ABNORMAL ESCALATION CHARGES

Abnormal escalation adjustment clauses for precious metals used in the manufacture of Seller's products shall be in effect for this contract. The purpose of such clauses is to protect Supplier and Buyer from extreme price fluctuations in the precious metals used to plate electrical contacts. As such, the following clauses shall be in effect during the period of this contract for determining price adjustments, which shall occur quarterly, for such extreme fluctuations.

RHODIUM

The following concept will be used for calculating abnormal escalation adjustments for the rhodium plated electrical contacts. The amount of rhodium in each contact is as follows:

               Part Number          Rhodium Content (grams)
               ---------------------------------------------
               BACC47CN3                  .00314000
               BACC47CN3B                 .00314000
               BACC47CP2T                 .00246688
               BACC47CP2TB                .00246688
               BACC47CP3T                 .00373080

The base price of rhodium shall be $20.81 per gram with a ceiling price of $35/gram and a floor price of $6.62. Adjustments will be made when the price of rhodium extends beyond the ceiling or floor and will be adjusted from the base price. The following formula shall be used for price adjustments:

    (Monthly weighted average rhodium price - base rhodium price) x rhodium content (grams) x quantity of electrical contacts delivered in the referenced quarter.

    A resulting positive number indicates that Boeing owes Tri-Star, while a resulting negative number indicates that Tri-Star owes Boeing.

As soon as practical after each quarter delivery date (March 31, June 30, September 30, December 31), Supplier will send to Buyer an assertion for the rhodium adjustment for that quarter. Documentation provided to Buyer shall include:

    - Part number
    - Quantity of parts
    - Price adjustments for that part number
    - All invoices for rhodium purchased in the delivery month
    - Rhodium cost used in the adjustment formula

As soon as the data can be verified, Buyer will issue a non-receivable purchase order for the cost adjustment.

                                                              ATTACHMENT 8 TO
                                                  SPECIAL BUSINESS PROVISIONS
EXAMPLES:

RHODIUM PRICE INCREASE:
Current month weighted average price: $35.00/gr.
Base price: $21.81/gr.
Part deliveries. BACC47CN3 = 18,000
Rhodium content: .003140 gr.

Adjustment: ($35.00 - $21.81) x .003140 x 18,000 = $745.50 Boeing owes Tri-Star

RHODIUM PRICE NO CHARGE
Current month weighted average price: $33.50/gr.
Base price: $21.81/gr.

            Or

Current month weighted average price: $7.25/gr.
Base price: $21.81/gr.

Adjustment: Current prices in the above two scenarios are neither above $35.00/gr. nor below $6.62/gr. therefore, no price adjustment.

RHODIUM PRICE DECREASE
Current month weighted average price: $4.25/gr.
Base price: $21.81/gr.
Part deliveries: BACC47CN3 = 18,000
Rhodium content: .003140 gr.

Adjustment: ($4.25 - $21.81) x .003140 x 18,000 = -$992.49 Tri-Star owes Boeing

GOLD

The following concept will be used for calculating abnormal escalation adjustments for the gold plated electrical contacts. The amount of gold in each contact is as follows:

                Part Number    Gold Content (grams)
                -----------------------------------
                001-9007-001             .00026890
                118-2020-074             .00007080
                31A-2016-035             .00015590
                316-1616-634             .00015650
                316-1620-634             .00014210
                318-1616-253             .00014450
                318-2016-035             .00018180
                318-2020-252             .00016660
                BACC47CN1A               .00014350
                BACC47CN1S               .00007170
                BACC47CN3                .00010510
                BACC47CP1S               .00008260
                BACC47CP2T               .00008260
                BACC47CP3T               .00012490
                BACC47DE1A               .00010700
                BACC47DE3A               .00006430
                BACC47DE4A               .00006040
                BACC47DE5A               .00006310


                                                              ATTACHMENT 8 TO
                                                  SPECIAL BUSINESS PROVISIONS

                BACC47DE6A               .00006310
                BACC47DE7A               .00006160
                BACC47DE8A               .00005590
                BACC47DJI                .00013470
                BACC47DJ2                .00014600
                BACC47DP1                .00021210
                BACC47DP2                .00034770
                BACC47DP3                .00073650
                BACC47DP4                .00110960
                BACC47DP5                .00213300
                BACC47DR1                .00031380
                BACC47DR2                .00048230
                BACC47DR3                .00097510
                BACC47DR4                .00140010
                BACC47DR5                .00254910
                BACC47EF1                .00005920
                BACC47EF2                .00007560
                BACC47EF4                .00002701
                BACC47EG1                .00008140
                BACC47EG2                .00014630
                BACC47EG4                .00041900
                BACC47ER1                .00007820
                M39029-1-100             .00006400
                M39029-1-101             .00007240
                M39029-1-102             .00012320
                M39029-1-103             .00020230
                M39029-11-145            .00004370
                M39029-22-191            .00004700
                M39029-22-192            .00006500
                M39029-29-212            .00008500
                M39029-30-217            .00012440
                M39029-32-248            .00010880
                M39029-4-110             .00004560
                M39029-4-111             .00007800
                M39029-4-113             .00012140
                M39029-5-115             .00004770
                M39029-5-116             .00009970
                M39029-5-118             .00015070
                M39029-56-348            .00004770
                M39029-56-351            .00006880
                M39029-56-352            .00010660
                M39029-57-354            .00003050
                M39029-57-355            .00006410
                M39029-57-356            .00003270
                M39029-57-357            .00004660
                M39029-57-358            .00007820
                M39029-58-360            .00002300
                M39029-58-362            .00002470
                M39029-58-363            .00007140
                M39029-58-364            .00005910
                M39029-63-368            .00004720
                M39029-64-369            .00003380
                S280W552-205             .00195370
                S280W555-916             .00013490

                                       3

                                                              ATTACHMENT 8 TO
                                                  SPECIAL BUSINESS PROVISIONS

                S280W555-918             .00008090
                S280W555-920             .00007940

The base price of gold shall be $320 per troy ounce with a ceiling price of $425/troy oz. and a floor price of $215. Adjustments will be made when the price of gold extends beyond the ceiling or floor and will be adjusted from the base price. The following forumula shall be used for price adjustments:

    (Monthly weighted average gold price - base gold price) x gold content (troy oz.) x quantity of electrical contacts delivered in the referenced quarter.

    A resulting positive number indicates that Boeing owes Tri-Star, while a resulting negative number indicates that Tri-Star owes Boeing.

As soon as practical after each quarter delivery date (March 31, June 30, September 30, December 31), Supplier will send to Buyer an assertion for the gold adjustment for that quarter. Documentation provided to Buyer shall include:

    - Part number
    - Quantity of parts
    - Price adjustments for that part number
    - All invoices for gold purchased in the delivery month
    - Gold cost used in the adjustment formula

As soon as the data can be verified, Buyer will issue a non-receivable purchase order for the cost adjustment.

EXAMPLES:

GOLD PRICE INCREASE
Current month weighted average price: $550.00/oz.
Base price: $320/oz.
Part deliveries: BACC47CNIS - 18,000
Gold content: .0000717 oz.

Adjustment: ($550.00 - $320.00) x .0000717 x 18,000 = $296.84 Boeing owes
Tri-Star.

GOLD PRICE NO CHARGE
Current month weighted average price: $395/oz.
Base price: $320/oz..

           Or

Current month weighted average price: $225/oz.
Base price: $320/oz.

Adjustment: Current prices in the above two scenarios are neither above $425/oz. nor below $215/oz. therefore, no price adjustment.

GOLD PRICE DECREASE
Current month weighted average price: $175.00/oz.
Base price: $320/oz.
Part deliveries: BACC47CNIS = 18,000
Gold content: .0000717 oz.

Adjustment: ($175.00 - $320.00) x .0000717 x 18,000 = $187.14 Tri-Star owes
Boeing

                                       4